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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                ---------------
                                    FORM 8-K
                                ---------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 4, 1998



                                 MAPICS, Inc.
             (Exact name of registrant as specified in its charter)

        GEORGIA                        000-18674                      04-2711580
(State or other jurisdiction    (Commission File Number)   (IRS Employer Identification No.)
   of incorporation)


                             5775-D GLENRIDGE DRIVE
                            ATLANTA, GEORGIA  30328
                    (Address of Principal Executive Offices)

                                  404-705-3000
              (Registrant's telephone number, including area code)



                                  Page 1 of 5
                          Index to Exhibits on Page 3

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.



   (a)  Exhibits
        --------

        Exhibit No.  Description
        ----------   -----------

            99       Press Release of the Company dated December 4, 1998


                                  SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MAPICS, INC.
                                          (Registrant)



Date: December 8, 1998               BY /s/ Martin D. Avallone
                                        ---------------------------------
                                        Martin D. Avallone
                                        Vice President, General Counsel
                                        and Secretary

                                       2
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                               INDEX TO EXHIBITS
                               -----------------


Exhibit                     Description                             Page No.
-------                     -----------                              -------

  99       Press Release of the Company dated December 4, 1998          4